UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2021
__________________________
1LIFE HEALTHCARE, INC.
(Exact name of Registrant as Specified in Its Charter)
__________________________

Delaware	001-39203	76-0707204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Embarcadero Center, Suite 1900
San Francisco, CA 94111
(415) 814-0927
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ONEM	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously disclosed, on June 6, 2021, 1Life Healthcare, Inc. (“One Medical”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SB Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of One Medical (“Merger Sub”), Iora Health, Inc., a Delaware corporation (“Iora”), and Fortis Advisors LLC, solely in its capacity as the representative of the stockholders of Iora. Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into Iora (the “Merger”), with Iora surviving as a wholly owned subsidiary of One Medical.

The completion of the Merger is conditioned upon, among things, the expiration or termination of the waiting period (and any extension thereof) applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). At 11:59 p.m., Eastern Time, on July 21, 2021, the waiting period applicable to the Merger under the HSR Act expired. Accordingly, the portion of the conditions to the Merger relating to the expiration or termination of the waiting period under the HSR Act has been satisfied. The Merger continues to be subject to the remaining conditions set forth in the Merger Agreement.

Although the requisite waiting period under the HSR Act has expired, at any time before or after the Merger closes, if the U.S. Department of Justice Antitrust Division (“DOJ”) or Federal Trade Commission (the “FTC”) believes that the Merger may substantially lessen competition in any line of commerce in violation of the U.S. federal antitrust laws, the DOJ and FTC has the authority to challenge the Merger by seeking a federal court order enjoining the transaction or, if Iora has already been acquired, requiring disposition of Iora, or the divestiture of assets of One Medical, Iora, or any of their respective subsidiaries or affiliates. U.S. state attorneys general and private persons may also bring legal action under the U.S. federal and state antitrust laws. While One Medical believes that the consummation of the Merger will not violate any U.S. federal or state antitrust law, there can be no assurance that a challenge to the Merger on antitrust grounds will not be made or, if a challenge is made, what the result will be.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between One Medical and Iora, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated synergies, projected financial information and future opportunities) and any other statements regarding One Medical’s and Iora’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar expressions. All such forward-looking statements are based on current expectations of One Medical’s and Iora’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, potential delays in consummating the Merger, the ability of One Medical to timely and successfully achieve the anticipated benefits or synergies of the Merger and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response; the occurrence of any event, change, or other circumstances that could delay or prevent closing of the proposed Merger or give rise to the termination of the Merger Agreement; the expected financial condition, results of operations, earnings outlook and prospects of One Medical, Iora and the combined company following completion of the Merger; the ability of One Medical and Iora to maintain relationships with their respective employees, providers, vendors, partners, patients, members or enterprise clients as a result of the uncertainty surrounding the Merger; the timing, outcome and results of integrating the operations of One Medical with those of Iora and the timing and outcome of anticipated benefits or potential synergies, including realization of projected financial targets, from combining the companies; the possibility that One Medical or Iora may be unable to obtain stockholder approval as required for the transaction or that the other conditions to the closing of the transaction may not be satisfied, including that a governmental entity may prohibit, delay, or refuse to grant regulatory approval for the consummation of the proposed Merger; risks that the transaction disrupts current plans and operations of One Medical or Iora, including the diversion of management time and other resources to transaction-related matters; the ability to timely recognize the benefits of the transaction, if at all; the amount of the costs, fees, expenses and charges related to the transaction; uncertainty as to the long-term value of One Medical’s common stock; changes in Merger-related transaction costs, the amount of fees paid to financial advisors and the potential payments to Iora’s executive officers in connection with the Merger; the outcome of any legal proceedings that have been or may be instituted against One Medical, Iora, or others following announcement of the transactions contemplated by the Merger Agreement; and the factors set forth under the heading “Risk Factors” of One Medical’s Annual Report on Form 10-K, and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the potential transaction, are more fully discussed in the proxy statement/prospectus/consent solicitation statement filed with the SEC in connection with the proposed transaction. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. One Medical does not assume any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the Merger, One Medical filed with the SEC the registration statement, which included a document that serves as a prospectus and proxy statement of One Medical and included an information statement of Iora (the “proxy statement/prospectus/consent solicitation statement”). The SEC declared the registration statement effective on July 16, 2021, and the proxy statement/prospectus/consent solicitation statement was first sent to stockholders of One Medical and Iora on or about July 16, 2021. One Medical may file other documents regarding the Merger with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF ONE MEDICAL ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER FILED WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain free copies of these documents, and other documents filed with the SEC, by One Medical through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from One Medical by contacting One Medical’s Investor Relations by email at investor@onemedical.com, or by going to the One Medical web page at https://investor.onemedical.com.

Participants in the Solicitation

The respective directors and executive officers of One Medical and Iora may be deemed to be participants in the solicitation of proxies from One Medical’s stockholders and written consents from the security holders of Iora in connection with the proposed Merger. Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus/consent solicitation statement and other relevant materials filed with the SEC regarding the Merger. Investors should read the registration statement and the proxy statement/prospectus/consent solicitation statement carefully before making any voting or investment decisions.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus that meets the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1LIFE HEALTHCARE, INC.

	By:	/s/ Bjorn Thaler
Dated: July 23, 2021		Bjorn Thaler
Chief Financial Officer